UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 9, 2023
Date of Report (date of earliest event reported)

LITHIA MOTORS, INC.
(Exact name of registrant as specified in its charter)

Oregon	001-14733		93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

150 N. Bartlett Street	Medford	Oregon	97501
(Address of principal executive offices)			(Zip Code)
(541) 776-6401
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On February 9, 2023, Lithia Motors, Inc. (the “Company”) entered into a Fourth Amendment (the “Fourth Amendment”) to its Fourth Amended and Restated Loan Agreement (the “Loan Agreement”) with U.S. Bank National Association as agent for the lenders, and each of the lenders party to the Loan Agreement, as lenders (collectively, the “Lenders”). Among other changes, the Fourth Amendment increases the total financing commitment from $3.75 billion to $4.5 billion, which may be further expanded, subject to Lender approval and the satisfaction of other conditions, up to a total of $5.5 billion.

A copy of the Fourth Amendment is set forth as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Fourth Amendment in this Report is only a summary and is qualified in its entirety by reference to the actual terms of the Fourth Amendment.

Item 2.02. Results of Operations and Financial Condition

On February 15, 2023 Lithia Motors, Inc. issued a press release announcing financial results for the fourth quarter of 2022. A copy of the press release is attached as Exhibit 99.1

Item 8.01. Other Events

On February 15, 2023, Lithia Motors, Inc. announced a $0.42 per share cash dividend, to be paid on March 24, 2023 to shareholders of record as of March 10, 2023.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the " Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Press Release of Lithia Motors, Inc. dated Fourth Amendment to Fourth Amended and Restated Loan Agreement, dated February 9, 2023, among Lithia Motors, Inc., the subsidiaries of Lithia Motors, Inc. listed on the signature pages of the agreement or that thereafter become borrowers thereunder, the lenders party thereto from time to time, and U.S. Bank National Association.*
99.1	Press Release of Lithia Motors, Inc. dated February 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
•Certain confidential and immaterial terms redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 15, 2023		LITHIA MOTORS, INC.
		By:	/s/ Tina Miller
Tina Miller
Senior Vice President and Chief Financial Officer